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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            -------------------------


Date of Report (Date of earliest event reported) September 22, 2000
                                                --------------------------------

                                VALUECLICK, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                    000-30135                  77-0495335
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 (State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


4360 Park Terrace Drive, Suite 100, Westlake Village, California        91361
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           (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (818) 575-4500
                                                  ------------------------------



          Former address: 6450 Via Real, Carpinteria, California 93013
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          (Former name or former address, if changed since last report)


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ITEM 5  OTHER EVENTS

        On September 22, 2000, ValueClick, Inc. issued a press release reporting estimated third quarter revenue and announcing that its Board of Directors approved a stock repurchase plan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


        ValueClick expects that its stock repurchase plan will involve $10 million in open market and block purchases of its common stock from time to time over the next 12 months depending on market conditions, with the actual amount of shares repurchased dependent on the future market price of its common stock.


ITEM 7             FINANCIAL STATEMENTS AND EXHIBITS

   (c)  EXHIBITS   The following document is filed as an exhibit to this report:

        99.1       Press Release dated September 22, 2000



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ValueClick, Inc.
Date:  September 28, 2000
                                       By: /s/ KURT JOHNSON
                                           -------------------------------------
                                           Kurt Johnson
                                           Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBITS          The following document is filed as an exhibit to this report:

99.1              Press Release dated September 22, 2000.